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                                                   Filed Pursuant to Rule 497(e)
                                                 Registration File No. 333-66807

                                  E*TRADE FUNDS

                        E*TRADE INTERNATIONAL INDEX FUND

         Prospectus dated November 7, 2003 as supplemented March 9, 2004

This Prospectus concisely sets forth information about the E*TRADE International Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("MSCI EAFE Index"). The Fund seeks to achieve its objective by matching the total return performance of foreign stock markets by investing in a representative sample of common stocks that comprise the MSCI EAFE Free Index. Effective May 10, 2004, the Fund will seek to achieve its objective by matching the total return performance of foreign stock markets by investing in a representative sample of common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index. Eligible Investors
This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

About E*TRADE
E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL"), formerly E*TRADE Group, Inc., is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM").E*TRADE FINANCIAL, through its group companies, is a leader in providing on-line investing services. E*TRADE FINANCIAL's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE FINANCIAL offers electronic access to your account virtually anywhere, at any time.

An investment in the Fund is not a deposit of E*TRADE Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

RISK/RETURN SUMMARY............................................................3

FEES AND EXPENSES..............................................................8

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED
RISKS..........................................................................9

FUND MANAGEMENT...............................................................10

HISTORY OF THE FUND...........................................................12

PRICING OF FUND SHARES........................................................12

HOW TO BUY, SELL AND EXCHANGE SHARES..........................................13

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................17

TAX CONSEQUENCES..............................................................17

FINANCIAL HIGHLIGHTS..........................................................19

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RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI EAFE Index.*

Principal Investment Strategies

The Fund seeks to match the total return performance of foreign stock markets by investing in a representative sample of common stocks that comprise the MSCI EAFE Index. Effective May 10, 2004, the Fund will seek to match the total return performance of foreign stock markets by investing in a representative sample of common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index.

The MSCI EAFE Index is intended to represent broadly the performance of foreign stock markets. The Fund selects a sampling of securities in the MSCI EAFE Index for investments in accordance with their capitalization, industry sector and valuation, among other factors. The Index is a capitalization-weighted index and consists of securities listed on the stock exchanges of developed markets of countries in Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan, and Singapore. The MSCI EAFE Index may also include smaller-capitalization companies.

Generally, the Fund attempts to be fully invested at all times in common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts, such as American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), of such issuers) and other investments that replicate the performance of the MSCI EAFE Index. In seeking to match the performance of the MSCI EAFE Index, the Fund also may invest in shares of exchange traded funds ("ETFs") (including shares of iShares Funds and iShares, Inc. ("iShares")), futures, options, options on futures, and other investments that replicate the performance of the MSCI EAFE Index. ADRs and GDRs are receipts that demonstrate ownership of the underlying foreign securities. For purposes of the Fund's investment policies and limitations, ADRs and GDRs are considered to have the same classifications as the securities underlying them.

The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

----------
* The MSCI EAFE Index is the exclusive property of Morgan Stanley Capital International Inc. ("MSCI") Morgan Stanley Capital International is a service mark of MSCI. MSCI does not sponsor the Fund, nor is it affiliated in any way with E*TRADE. "Morgan Stanley Capital International Europe, Australasia, Far East Free Index(R)", "EAFE Free Index(R)" and "EAFE(R)" are trademarks of MSCI. The Fund is not sponsored, endorsed, sold, or promoted by the MSCI EAFE Free Index or MSCI and neither the MSCI EAFE Free Index nor MSCI make any representation or warranty, express or implied, regarding the advisability of investing in the Fund. See the Statement of Additional Information for additional information.

                                        3

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Principal Risks

The international stock markets may rise and fall daily. The MSCI EAFE Index represents a significant portion of foreign markets. Thus, the MSCI EAFE Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

The Fund invests substantially all of its assets in foreign securities or securities representative of foreign securities. This means the Fund can be affected by the risks of foreign investing, including: changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment; repatriation of capital, currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; volatility from lack of liquidity; different settlement practices or delayed settlements in some markets; difficulty in obtaining complete and accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic and social instability; and difficulty enforcing legal rights outside the United States.

Foreign securities are also subject to the risks associated with the value of foreign currencies. A decline in the value of a foreign currency relative to the U.S. dollar reduces the U.S. dollar value of securities denominated in that currency.

To the extent the MSCI EAFE Index consists of securities of small to medium-sized companies, the value of these securities can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can be lesser-known, and have more limited product lines, markets and financial resources.

There is no assurance that the Fund will achieve its investment objective. The MSCI EAFE Index may not appreciate, and could depreciate, during the time you are invested in the Fund, even if you are a long-term investor.

The Fund cannot as a practical matter own all the stocks that make up the MSCI EAFE Index in perfect correlation to the Index itself. The use of ETFs (including iShares), futures, options, options on futures, and other investments that replicate the performance of the MSCI EAFE Index is intended to help the Fund match the MSCI EAFE Index, but that may not be the result. In seeking its objective, the Fund may also engage in other derivative securities transactions and lend securities in its portfolio. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be more susceptible to fluctuations in yield or value due to their structure or contract terms. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the MSCI EAFE Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks making up the MSCI EAFE Index. The Fund will also have exposure to the industries represented by those stocks.

In addition to purchasing foreign securities, the Fund may invest a substantial portion of its assets in ADRs. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic

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market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying foreign securities. ADRs may be sponsored or unsponsored. Issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The Fund may also invest in GDRs, which are receipts that are often denominated in U.S. dollars and are issued by European financial institutions evidencing ownership of underlying foreign securities. GDRs may also be sponsored or unsponsored. Even where they are denominated in U.S. dollars, depository receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There is no assurance that the price of an ADR or GDR will always track the price of the underlying foreign security. For purposes of the Fund's investment policies and limitations, the Fund's investments in ADRs and GDRs will be deemed to be investments in the underlying securities.

The Fund may purchase shares of ETFs (including iShares) that replicate the performance of the MSCI EAFE Index in seeking to achieve its investment objective. ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees and administrative expenses. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. Except as described below, the Fund currently intends to limit its investments in securities issued by other investment companies (including, but not limited to, ETFs) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an order issued by the SEC, and procedures approved by the Board, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations.

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance, the MSCI EAFE Index. The performance shown in the bar chart and table below for periods prior to November 10, 2003 was achieved under the Fund's prior structure as a feeder fund in a master-feeder structure. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.65% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

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                        Calendar Year Annual Total Return

                         2000          2001         2002
                        ------        ------       ------
                        -14.92%       -21.70%      -16.77%

Best quarter (% and time period)          Worst quarter (% and time period)
6.65% (4/th/ Quarter 2001)                -20.12% (3/rd/ Quarter 2002)

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Average Annual Total Returns/(1)(2)/ (For the Periods Ended December 31, 2002)

                                                          One Year     Since
                                                                     Inception
                                                                     (10/22/99)
E*TRADE International Index Fund
Return Before Taxes                                         -16.77%      -12.73%
Return After Taxes on Distribution                          -17.32%      -13.17%
Return After Taxes on Distributions and Sale of Fund
 Shares                                                     -10.27%      -10.02%
MSCI EAFE Index                                             -15.94%      -14.45%
-------------------------------------------------------------------------------

/(1)/ After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

/(2)/ Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. Index comparisons began on October 29, 1999. An investor cannot invest directly in an index.

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FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                          None
Maximum Deferred Sales Charge (Load)                                      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
Distributions                                                             None
Redemption Fee (as a percentage of redemption proceeds, payable only if
shares are redeemed within four months of purchase)                       1.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                                                           0.25%
Distribution (12b-1) Fees                                                 None
Other Expenses                                                            2.37%
                                                                          ----
Total Annual Fund Operating Expenses                                      2.62%
Fee Waiver and/or Expense Reimbursement*                                 (1.97)%
                                                                         -----
Net Expenses                                                              0.65%

* The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least August 31, 2004. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.65%.

You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities account agreement.

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs/1/ would be:

1 year          3 years          5 years          10 years
$   66          $   626          $ 1,213          $  2,807

/1/ The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI EAFE Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in a representative sample of the securities comprising the MSCI EAFE Index. Effective May 10, 2004, under normal market conditions, the Fund will invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in a representative sample of common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index. That portion of its assets is not actively managed but is designed to substantially duplicate the investment performance of the MSCI EAFE Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 90% between the total return of its net assets before expenses and the total return of the MSCI EAFE Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the MSCI EAFE Index.

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

In seeking to match the performance of the MSCI EAFE Index, the Fund also may invest in ETFs (including iShares), as well as futures and options transactions and other derivative securities transactions that seek to replicate the performance of the MSCI EAFE Index, each of which involves risk. For purposes of the Fund's investment limitations, such investments will be deemed investments that replicate the performance of the MSCI EAFE Index. The Fund may also lend its portfolio securities.

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The Fund may also invest up to 15% of its assets in illiquid securities including repurchase agreements providing for settlement in more than seven days. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Fund may use statistical sampling techniques to attempt to replicate the returns of the MSCI EAFE Index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the MSCI EAFE Index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, earnings growth, country weightings and the effect of foreign taxes. The sampling techniques utilized by the Fund are designed to allow the Fund to substantially duplicate the investment performance of the MSCI EAFE Index. However, the Fund is not expected to track the MSCI EAFE Index with the same degree of accuracy that complete replication of such Index would provide.

The Fund's ability to match its investment performance to the investment performance of the MSCI EAFE Index may be affected by, among other things: (i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the investment portfolio; (iii) the manner in which the total return of the MSCI EAFE Index is calculated; (iv) the size of the Fund's investment portfolios; and
(v) the timing, frequency and size of shareholder purchases and redemptions of the Fund.

As do many index funds, the Fund also may invest in ETFs, along with futures and options transactions and other derivative securities transactions, to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the MSCI EAFE Index, the Fund incurs expenses and cannot be fully invested in order to maintain cash reserves for paying expenses and processing shareholders' orders. By investing in ETFs and using futures, the Fund potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of the MSCI EAFE Index.

Temporary Investments for Liquidity Purposes
In response to market, economic or other conditions, such as an unexpected level of shareholder purchases or redemptions, the Fund may temporarily use such different investment strategy as high quality money market instruments for defensive purposes. If the Fund does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT

Investment Adviser
ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of

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Funds. As of December 31, 2003, ETAM managed $3.9 billion, and together with its affiliates, including E*TRADE Global Asset Management, managed approximately $24.2 billion in assets.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.25% of the Fund's average daily net assets.

Sub-Adviser
ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") with World Asset Management ("WAM"), a division of Munder Capital Management ("MCM"), under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to WAM. WAM is located at Brown Street Center, 255 East Brown Street, Suite 300, Birmingham, Michigan 48009. MCM is a general partnership minority-owned by MCM employees and majority-owned by Comerica Bank. As of December 31, 2003, WAM provided investment advisory services for over $14.0 billion of assets.

ETAM pays WAM a fee out of ETAM's investment advisory fee at an annual rate equal to 0.15% of the Fund's average daily net assets. WAM is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board.

ETAM and the Fund are seeking an exemptive order from the SEC that will permit ETAM, subject to approval by the Board but without further approval by the Fund's shareholders, to (a) select new or additional investment sub-advisers for the Fund; (b) enter into new sub-advisory agreements and materially modify existing investment sub-advisory agreements; and (c) terminate and replace investment sub-advisers, provided any such sub-advisers are not affiliated persons of ETAM or the Fund. ETAM, subject to Board oversight, will continue to have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. If granted, such relief would require shareholder notification in the event of any change in sub-advisers. There is no assurance the exemptive order will be granted.

Administrator and Shareholder Servicing Agent of the Fund
ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund. From a portion of the shareholder servicing fee, ETAM provides compensation to E*TRADE Securities for its shareholder servicing activities. The Fund has no obligation to compensate E*TRADE Securities for its shareholder servicing activities.

Expense Limitation Agreement
In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least August 31, 2004. The Expense Limitation may continue from your to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

HISTORY OF THE FUND

Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. This means that the Fund did not invest directly in securities, but instead invested its assets in the International Index Master Portfolio, a series of Master Investment Portfolio, a registered open-end management investment company. The International Index Master Portfolio, in turn, invested directly in a portfolio of securities. The performance information and financial highlights in this Prospectus for the period prior to November 10, 2003 reflect the Fund's performance under that master-feeder structure.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern
Time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists.

The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices are not readily available, the price of a security will be based on its fair market value determined in good faith by the Board's pricing committee. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the Fund could change on days when shares of the Fund may not be purchased, redeemed or exchanged.

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The Fund's NAV per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Fund, it is valued at fair value as determined in good faith by the Board's pricing committee.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE Securities without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

How to Open an E*TRADE Securities Account
-----------------------------------------

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com) or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire.

Execute an Order to Buy/Sell/Exchange Shares
--------------------------------------------

Minimum Initial Investment Requirements:
For your Initial Investment in the Fund               $   2,500
Continuing Minimum Investment*                        $   2,500

To invest in the Fund for your IRA, Roth IRA,
one-person SEP-IRA, or Education IRA account          $   1,000
To invest in the Fund for your SIMPLE, SEP-IRA,
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account                                     $   1,000
To invest in the Fund through a 401(k) Plan                None
Purchase Additional Shares:
To buy additional shares of the Fund through the
Automatic Investment Plan (see below for
additional information)                               $     100
To buy additional shares of the Fund other than
through the Automatic Investment Plan                 $     250

* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

Automatic Investment Plan
In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com).

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

On-line
You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from our Website.

Verification of Identity. Federal law prohibits the Fund and other financial institutions from opening a new account unless they obtain, verify and record the following identifying information: name; date of birth (for individuals); residential or business street address; and social security number, taxpayer identification number, or other identifying numbers. You may also be asked to provide additional identifying information (e.g., a copy of your driver's license, passport or other identifying documents in order to verify your identity). Additional information may be required to open accounts for corporations and other entities.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities Customer Agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributor employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.

Signature Guarantee
For your protection, certain requests may require a signature guarantee, such as, for example, when you submit a written redemption for more than $25,000 or when you request that redemption proceeds be sent to a different name or address than is registered on your account. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. For additional information with respect to when a signature guarantee is necessary please call (800) 786-2575.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Redemption Fee
The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four-month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

Redemption In-Kind
The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.

Exchange
You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available.

After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

Closing your account
If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

Certain Institutional Investors
Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, among others, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the semi-annual period ended June 30, 2003, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

E*TRADE INTERNATIONAL INDEX FUND
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                            Period from
                                                                                                            October 22,
                                                                                                                1999
                                                                                                             (commence-
                                      Six                                                                      ment of
                                  Months ended                                                                operations)
                                   June 30,           Year Ended        Year Ended        Year Ended          through
FOR A SHARE OUTSTANDING FOR THE    2003 (un-         December 31,      December 31,      December 31,       December 31,
            PERIOD               audited)/(1)/        2002/(1)/         2001/(1)/         2000/(1)/           1999/7/
                                 -------------       ------------      ------------      ------------       ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                          $        6.21       $       7.59      $       9.83      $      11.67       $      10.00
                                 -------------       ------------      ------------      ------------       ------------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
   Net investment income                  0.09               0.10              0.09              0.12               0.00/(2)/
   Net realized and unrealized
    gain (loss) on investments            0.49              (1.37)            (2.23)            (1.86)              1.67
                                 -------------       ------------      ------------      ------------       ------------
   TOTAL (LOSS) INCOME FROM
    INVESTMENT OPERATIONS                 0.58              (1.27)            (2.14)             1.74               1.67
                                 -------------       ------------      ------------      ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net
    investment income                    (0.09)             (0.11)            (0.11)            (0.11)             (0.00)/(2)/
   Distributions in excess of
    net investment income                   --                 --              0.01                --                 --
                                 -------------       ------------      ------------      ------------       ------------
   TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                         (0.09)             (0.11)            (0.10)            (0.11)             (0.00)/(2)/
                                                     ------------      ------------      ------------       ------------
REDEMPTION FEES ADDED TO
 PAID-IN CAPITAL                          0.00/(2)/          0.00/(2)/         0.00/(2)/        (0.01)             (0.00)/(2)/
                                                     ------------      ------------      ------------       ------------
NET ASSET VALUE, END OF PERIOD   $        6.70       $       6.21      $       7.59      $       9.83       $      11.67
                                 =============       ============      ============      ============       ============
TOTAL RETURN                              9.39%/(6)/       (16.77)%          (21.70)%          (14.92)%           (16.74)%/(3)/
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (000s omitted)               $       7,894       $      6,685      $      7,081      $      8,164       $      5,899
   Ratio of expenses to average
    net assets/7/                         0.65%/(4)/         0.65%             0.58%             0.55%/(5)/         0.55%/(4)(5)/
   Ratio of net investment
    income to average net
    assets/8/                             3.10%/(4)/         1.59%             1.15%             1.15%              0.24%
   Portfolio turnover rate of
    Master Portfolio                      4.33%             19.92%             6.79%            45.00%             39.00%/(3)/

----------
/(1)/ Per Share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the International Index Master Portfolio
/(2)/ Rounds to less than $0.01.
/(3)/ For the period October 22, 1999 (commencement of operations) through
      December 31, 1999 and not indicative of a full year's operating results. /(4)/ Annualized.
/(5)/ The Investment Advisor voluntarily agreed to pay the non-affiliated trustee expenses for the Fund for the period October 22, 1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.55% for the period from October 22, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.
/(6)/ Not annualized.
/(7)/ The Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the six months ended June 30, 2003(annualized) and the year ended December 31, 2002 and December 31, 2001 were 2.23%, 2.59% and 1.64% respectively.
/(8)/ The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the six months ended June 30, 2003(annualized) and the years ended December 31, 2002 and December 31, 2001 were 1.52%, (0.35)% and 0.09% respectively.

[Outside back cover page.]

The Statement of Additional Information for the Fund, dated November 7, 2003 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report and semi-annual report may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call (202) 942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE Securities LLC
4500 Bohannon Drive
Menlo Park, California 94025
Telephone: (650) 331-6000
Toll-Free: (800) 786-2575
www.etrade.com


Investment Company Act File No.: 811-09093